Goldman Sachs Variable Insurance Trust

Service Shares of
Goldman Sachs Mid Cap Value Fund

Supplement dated September 11, 2009 to the
Prospectus dated April 30, 2009

Effective October 31, 2009, the Service Shares of the Goldman Sachs Mid Cap Value Fund (the “Mid Cap Value Fund”) will reopen for investment by new investors. The Fund will remain open to all categories of investors currently eligible to invest in the Fund.

As a result, the third and fourth full paragraphs under “What Else Should I Know About Service Share Purchases and Redemptions?” in the Prospectus are hereby deleted. Additionally, the following sentence is added as a new third paragraph in this section of the Prospectus: “The Trust reserves the right to close the Fund at a future date without prior notice.”

This Supplement should be retained with the Prospectus
for future reference.

VITMCVOPNSTK 09-09